Exhibit 99.2

CULP Positioning for the Future Culp Restructuring Plan - December 2024

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "will," "may," "should," "could," "potential," "continue," "target," "predict", "seek," "anticipate," "estimate," "intend," "plan," "project," and their derivatives, and include but are not limited to statements about expectations, projections, or trends for our future operations, strategic initiatives and plans, restructuring actions, production levels, new product launches, sales, profit margins, profitability, operating (loss) income, capital expenditures, working capital levels, cost savings (including, without limitation, anticipated cost savings from restructuring actions), income taxes, SG&A or other expenses, pre-tax (loss) income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, ending cash balances and cash positions, borrowing capacity, investments, potential acquisitions, cash and non-cash restructuring and restructuring-related charges, expenses, and/or credits, net proceeds from restructuring related asset dispositions, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. In addition, because our foreign operations use the U.S. dollar as their functional currency, changes in the exchange rate between the local currency of those operations and the US dollar can affect our reported profits from those foreign operations. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the recent coronavirus pandemic, could also adversely affect our operations and financial performance. In addition, the impact of potential asset impairments, including impairments of property, plant, and equipment, inventory, or intangible assets, as well as the impact of valuation allowances applied against our net deferred income tax assets, could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Also, our success in diversifying our supply chain with reliable partners to effectively service our global platform could affect our operations and adversely affect our financial results. Finally, the future performance of our business also depends on our ability to successfully restructure our mattress fabric operations and return the segment to profitability. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A "Risk Factors" in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission. Many of these factors are macroeconomic in nature and are, therefore, beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from those described in this presentation as anticipated, believed, estimated, expected, intended, planned or projected. The forward-looking statements included in this presentation are made only as of the date of this presentation. Unless required by United States federal securities laws, we neither intend nor assume any obligation to update these forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations or financial results. 2 CULP

Financial and Business Implications of Restructuring Plan RESTRUCTURING ACTIONS 1. Consolidate CHF North American Fabric Operations Wind Down and Close Operations in Quebec, Canada Move Knitting and Finish Capacity to Stokesdale, NC Optimize Capacity and Overhead in North America in One Facility (NC) 2. Transition Mattress Fabric Damask Weaving Operation to Sourcing Model 3. Consolidate Haiti Cut & Sew Operations into One Facility 4. Reduce CHF workforce by approximately 240 people (35% of segment total workforce) 5. Restructure Upholstery Fabrics (CUF) Finishing Operation in China 6. Reduce Unallocated Corporate and Shared Service Expenses RESTRUCTURING OUTCOMES Projected Cost Savings 1. $10-11 million in annualized cost and productivity savings, primarily via mattress segment COGS $7.3 million total restructuring & related charges with $4.4 million cash charges primarily from: • Severance . Restructuring • Relocation of Equipment • Wind-Down of Canadian Operation Close to $1.0 million reduction in annualized unallocated corporate/shared services savings Projected Proceeds from Asset Sales & Other 1. Anticipate $6-8 million of after-tax proceeds from sale of owned Canadian Faciality 2. Anticipate close to $2.0 million from sale of excess equipment and termination of Haiti building lease Offset against cash restructuring expense 3 CULP

Steps and Timing of Restructuring: Measuring Success FISCAL Q1 25 (MAY-JULY 2024) Major restructuring actions announced in early May Communicated phased closure of Canadian mattress fabrics facility to affected employees, customers, vendors, and Canadian regulatory authorities Initiated and completed negotiation of severance and stay bonus agreements Engaged broker to sell Canadian real estate Worked with supply partners on transition of damask SKUS Preliminary moving and optimizing Stokesdale facility floor space for relocation of Canadian knitting and finishing equipment Completed consolidation of Haiti operations into one building Completed restructuring of upholstery fabric (CUF) finishing operation in China FISCAL Q2 25 (AUGUST - OCTOBER 2024) Negotiated termination of Haiti building lease in early Q2 (expected to generate $250,000 cash during FY25 Q4) Market and show Canadian real estate Completed transition of Damask SKUS with supply partners Made continued progress with relocation of knitting and finishing equipment to Stokesdale Made early-stage operational improvements for plant and equipment consolidation SECOND HALF FISCAL 25 (NOVEMBER 2024 - APRIL 2025) Discontinued production at Canadian mattress fabrics facility in November Complete relocation of equipment to Stokesdale Complete sale of excess equipment Estimated completion for sale of Canadian real estate (timing dependent upon buyer interest/ market conditions) Further progress on operational improvements from plant and equipment consolidation 4 CULP

Liquidity, Access to Capital to be Strengthened Cash 0.0 Total Liquidity As of 10/27/2024 (in millions) ABL Availability $10.5 22.6 China Credit Line Availability Total Liquidity $33.1 Estimated Proceeds from Canadian Real Estate Sale* $7.0 Total Liquidity Including Future Real Estate Sale Proceeds* $40.1 *Hypothetical pro forma assuming sale of Canadian real estate based on estimated net proceeds of $7 million (current estimates are approximately $6.0 to $8.0 million, net of all taxes and commissions). Timing and amount of actual proceeds currently unknown and may differ from hypothetical. BALANCE SHEET IMPACT • Cash and access to liquidity remains solid • Utilizing some borrowing during fiscal 2025 to fund restructuring activity and worldwide working capital to grow the business ($4.1 million in borrowings outstanding under China credit line as of 10/27/2024) • Expect to fund close to $2.0 million of cash restructuring costs with proceeds from the sale of excess manufacturing equipment and proceeds from a building lease termination in Haiti • Eventual proceeds from sale of Canadian facility enhances balance sheet ■ Post-restructuring, cost actions to dramatically lower expected operating and cash burn at current low sales levels to ride out industry softness Restructuring and balance sheet actions allow for continued investment in the business to benefit consolidated company in market recovery CULP 5

Restructuring Puts CHF on Path to Segment Breakeven Hypothetical pro forma model of projected annualized savings on CHF profitability post-restructuring, assuming the same level of sales from fiscal 2024 (model is before any corporate allocation at segment level) • Projected annualized cost and productivity savings of approximately $9.5 million (CHF only) Post restructuring, mattress fabrics segment expected to return to positive operating income sometime in the third quarter of fiscal 2025 CHF Revenue Gross Profit $ Gross Profit % 2017 2021 2022 2023 2024 $190.8 $157.7 $152.2 $111.0 $ 116.4 $ 43.1 $23.9 $16.5 $ (6.7) $ 6.3 23% 15% 11% -6% Pro Forma* Revenue Gross Profit $ 5% Restructuring Savings $ 116.4 $ 6.3 $ 9.5 New Gross Profit $ New Gross Profit % $ 15.8 13.6% * Reflects FY 2024 CHF results restated as a hypothetical pro forma with estimated cost and productivity savings from CHF restructuring actions included. This is a hypothetical model only - it is not intended as guidance/projections. Also, this model does not include any allocation of corporate costs at segment level. ** Estimated restructuring savings for CHF segment only. CULP 6

Mattress Fabrics: Current Industry Demand Near Previous Recession (2009) Bottom Levels · Current level of domestic unit production of 18 million units near 2009 recession levels Unique factors affecting current cycle • Post Covid stimulus, at home demand pull forward • Supply chain challenges and cost pressures in addition to labor shortage • Pressures on lower end consumer discretionary spending due to inflation Figure 6 Annual U.S.-Produced Mattress Unit Volume Trends - Below Pre-Pandemic Levels in millions 26 24 24 22 23 22 22 21 2 22 20 18 16 14 25 24 24 23 24 23 22 21 20 20 19 19 18 20 19 Note: Annual unit volume data is composed of reported and projected U.S.-produced mattress shipments and does not include imported mattress shipments or U.S.- produced or imported stationary foundations. 2022 an 22 annual unit volume data, for U.S.-produced mattresses, may not equal the summed total of quarterly unit volume data, for 2022, due to ISPA's quarterly data restatements. 2021 annual unit volume data, for U.S.-produced mattresses, may not equal the summed total of quarterly unit volume data, for 2021, due to ISPA's annual data restatements. Source: International Sleep Products Association, KeyBanc Capital Markets Inc. CULP 7

Restructuring of Mattress Fabrics Segment 8 Strengthened leadership team focused on profitable growth Leverage long history of success within the bedding industry Drive operating efficiencies: > Optimize manufacturing and sourcing capabilities for customer reactivity and improved cost advantage Phased wind down and closure of fabric formation facility in Canada and consolidation of manufacturing and sourcing capabilities to USA, Turkey and Asia Consolidate cut and sew operations on Haiti / Dominican Republic border to one facility Diligent focus on production scheduling and quality management ➤ Invest in high ROI, quick payback capital projects to drive cost savings New commercial approach including: Strong focus on winning new market position as customer innovation cycle increases ➤ New product introductions priced in line with current costs to improve profit ➤ Restructured and energized sales team ➤ Customer, product, and design segmentation including a focused selling strategy and significant SKU rationalization, especially in damask weaving ➤ Establishment of an open line to balance custom design work with curated fabric offerings where volumes warrant Continued focus on new product placements and growing market position CHF Manufacturing & Sourcing Locations Post-Restructuring USA TURKEY-CHINA-VIETNAM-HAITI CULP

Solidly Profitable Upholstery Fabrics Segment With Key Initiatives Underway to Accelerate Performance Leading position in a fragmented market Asset light model to maintain flexibility and product profit performance Growing innovative performance products > LiveSmart® performance brand > LiveSmart EvolveR, performance plus recycled fibers ➤ Nanobionic® wellness-focused technology Growing Hospitality segment < Targeting >25% of normalized sales with higher margin Expanding capacity of roller shades within Read Window Products Drive operating efficiencies Cut & Sew platform restructuring completed in both Haiti and Asia ➤ Improved Read Window operations ➤ Lower inventory markdown expense Accelerating Segment Performance LIVESmart ENJOY LIFE. STAY SPO LiveSmart EVOLVE POWERED BY REPREVE CULPO Powered by nanobionic CULP 9

What Gives CULP Confidence in Restructuring Plan / Recovery? Key Success Factors ◆ Experienced leadership team focused on profitable growth ❖ Successfully navigated significant restructuring of CUF beginning in early 2000's Solid balance sheet and available liquidity * Strong relationships with key customers and long-term suppliers → Emphasis on design creativity and product innovation ❖ Strategic and optimized manufacturing and global sourcing platform ❖ Market position improving with solid placements priced in line with current costs ❖ Solid sequential sales growth for CHF in the first and second quarters of fiscal 2025, in very difficult demand environment 10 CULP

CULP